VAUGHAN NELSON VALUE OPPORTUNITY FUND

Supplement dated March 18, 2015 to the Prospectus of Vaughan Nelson Value Opportunity Fund (the “Fund”), dated May 1, 2014, as may be revised and supplemented from time to time.

Effective immediately, the Fund’s “Investment Goal” in the section “More Information About the Funds” is deleted and replaced with the following:

The Fund seeks long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.